UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 13, 2026

HYPERSCALE DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141
(Address of principal executive offices) (Zip Code)

(949) 444-5464
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported, on June 18, 2026, Hyperscale Data, Inc. (the “Company”) entered into an At-the-Market Issuance Sales Agreement (the “Sales Agreement”) with Spartan Capital Securities, LLC, as sales agent (the “Agent”) to sell shares of its Class A common stock, par value $0.001 (the “Common Stock”), from time to time, through an “at the market offering” (the “ATM Offering”) as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Company filed with the SEC, in accordance with the provisions of the Securities Act, and the rules and regulations thereunder, a registration statement (the “Registration Statement”) on Form S-3 (File No. 333-291595), including a base prospectus, relating to certain securities, including the Placement Shares, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder.

The Registration Statement was filed on November 17, 2025 and was declared effective by the SEC on December 11, 2025. On June 18, 2026, the Company filed a prospectus supplement with the Securities and Exchange Commission (“SEC”) relating to the offer and sale of up to $300,000,000 of common stock in the ATM Offering (collectively, the “Prospectus Supplement”).

The Company will file a supplement to the Prospectus Supplement (the “Supplement”) with the SEC to decrease the amount of Common Stock that may be offered and sold in the ATM Offering under the Sales Agreement to $100,000,000 in the aggregate. As of the date of this Current Report on Form 8-K, the Company has sold an aggregate of 121,827,841 Placement Shares for aggregate gross proceeds (prior to paying expenses associated with the Agreement and commissions to the Agent) of Forty-Nine Million Seven Hundred Eighty-One Thousand Eight Hundred Eighty-Five Dollars ($49,781,885).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy any shares under the Sales Agreement, nor shall there be any offer, solicitation or sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the terms of the Sales Agreement, as amended by the Amendment to the At-The-Market Issuance Sales Agreement, dated October 9, 2026 (the “Amendment”), does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 12, 2026, Hyperscale Data, Inc. (the “Company”) issued a press release announcing the entry into the Amendment (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01	EXHIBITS.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to At-The-Market Issuance Sales Agreement, dated October 9, 2026, with Spartan Capital Securities, LLC
99.1	Press Release
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded as Inline XBRL document and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: October 13, 2026	By:	/s/ Henry Nisser
		Name:	Henry Nisser
		Title:	President